                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (date of earliest event reported): September 17, 2003

                             UNITED NATIONAL BANCORP
           ----------------------------------------------------------
               (Exact name of registrant as specified in charter)

         New Jersey                           000-16931                        22-2894827
------------------------------    ---------------------------------    ---------------------------
(State or other jurisdiction           (Commission File Number)               IRS Employer
      of incorporation)                                                  Identification Number)


             1130 Route 22 East, Bridgewater, New Jersey             08807-0010
             ------------------------------------------------     ---------------
             (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (908) 429-2200
--------------------------------------------------------------------------------





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Item 5. Other Information

         United National Bancorp issued a press release announcing the declaration of a quarterly dividend. A copy of the press release is attached as
Exhibit 99.1 to this report.



         (c) Exhibits

Exhibit no.             Description
99.1                  Press Release, dated September 17, 2003.
















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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    UNITED NATIONAL BANCORP



Dated: September 17, 2003          By: /s/ Thomas C. Gregor
                                       -----------------------------------------
                                       Thomas C. Gregor, Chairman, President and
                                       Chief Executive Officer




Dated: September 17, 2003          By: /s/ A. Richard Abrahamian
                                       -----------------------------------------
                                       A. Richard Abrahamian
                                       Vice President and Controller





                                        3




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                                INDEX TO EXHIBITS

EXHIBIT NO.                DESCRIPTION
  99.1                Press Release dated September 17, 2003.
